==============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

       Date of Report (Date of earliest event reported): April 12, 2001
                          --------------------------



                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

                          --------------------------



          New York                      1-7657                 13-4922250
------------------------------ ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)



==============================================================================

Item 9. Regulation FD Disclosure.

American Express Company has made available a Financial Supplement dated April 2001 which contains historical financial information about certain subsidiaries of the Company. The Financial Supplement can be viewed at the Company's website at http://ir.americanexpress.com under the caption "Financial Reports." The sections of the Financial Supplement are listed below.

2000 Financial Supplement
-------------------------
Travel Related Services
         -General Discussion Review
         -Financial Review
         -Five-year Summary of Selected Financial Data
            o    Statements of Income (Managed Basis)
            o    Statements of Income (GAAP Reporting Basis)
            o    Selected Financial Statistics and Data
            o    Selected Statistical Information (Managed Basis)
            o    Condensed Balance Sheet

American Express Credit Corporation
         -Selected Financial Data
         -Management's Discussion and Analysis of Financial Condition and
          Results of Operations
         -Quantitative And Qualitative Disclosures About Market Risk -Consolidated Statements of Income
         -Consolidated Balance Sheets
         -Consolidated Statements Of Cash Flows
         -Consolidated Statements Of Shareholder's Equity- Years ended
          December 31, 2000, 1999 and 1998
         -Notes To Consolidated Financial Statements
         -Report of Independent Auditors

American Express Centurion Bank
         -Business
         -Results of Operations
         -Capitalization of American Express Centurion Bank
         -Selected Financial Information of American Express Centurion Bank

American Express Financial Advisors
         -Segment Consolidated Income Statements for years ended December 31,
          2000, 1999, 1998, 1997 and 1996 (unaudited)
         -Segment Consolidated Balance Sheets as of December 31, 2000, 1999,
          1998, 1997 and 1996 (unaudited)
         -Segment Selected Statistical Information (unaudited)

IDS Life Insurance Company
         -Management's Discussion and Analysis of Consolidated Financial
          Condition and Results of Operations
         -Consolidated Balance Sheets
         -Consolidated Statements of Income
         -Consolidated Statements of Stockholder's Equity
         -Consolidated Statements of Cash Flows
         -Notes to Consolidated Financial Statements
         -Report of Independent Auditors

American Express Bank
         -Financial Highlights
         -President's Letter
         -Locations
         -Worldwide Service
         -Consolidated Statement of Operations
         -Consolidated Balance Sheet
         -Consolidated Statement of Changes in Shareholder's Equity -Consolidated Statement of Cash Flows
         -Notes to Consolidated Financial Statements
         -Report of Ernst & Young LLP Independent Auditors
         -Board of Directors and Senior Management

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                       By /s/  Stephen P. Norman
                                       --------------------------
                                       Name:  Stephen P. Norman
                                              Title: Secretary

DATE:   April 16, 2001